Exhibit 10.5
                               PURCHASE AGREEMENT


         PURCHASE AGREEMENT (the "Agreement"), dated as of March __, 2007, between National Patent Development Corporation, a Delaware corporation (the "Company"), and Leslie Flegel (the "Buyer").

                                    Recitals:

         The Company wishes to sell to the Buyer, and the Buyer wishes to purchase from the Company, 200,000 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), in accordance with the terms and provisions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Purchase and Sale.

(a) Purchase of Shares. On the date hereof, the Company is selling to the Buyer, and the Buyer is purchasing from the Company, the Shares.

(b) Purchase Price. The purchase price for the Shares is $2.40 per Share, or an aggregate of $480,000 (the "Purchase Price").

(c) Deliveries. On the date hereof, (i) the Company shall deliver or cause to be delivered to the Buyer one or more stock certificates evidencing the Shares and any other documents or instruments necessary to evidence or effect any of the transactions contemplated hereunder and (ii) the Buyer shall pay to the Company the Purchase Price by certified check or wire transfer of immediately available funds to an account designated in writing by the Company, and shall deliver to the Company any other documents or instruments necessary to evidence or effect any of the transactions contemplated hereunder.

2. Exchange of Shares.

(a) Exchange Right. The Buyer shall have the right (the "Exchange Right") to exchange each Share for six (the "Exchange Rate") shares of common stock, par value $0.01 per share (the "FS Stock"), of Five Star Products, Inc. ("Five Star") then owned by the Company, in the manner and subject to the provisions set forth in this Section 2 (the shares of FS Stock for which all the Shares may be exchanged are collectively referred to as the "FS Shares"). Notwithstanding the foregoing but subject to the provisions of Section 2(c), the Buyer shall not have the right to exchange the Shares into a number of shares of FS Stock in excess of the number of shares of FS Stock then held by the Company.

(b) Manner of Exchange. Subject to the provisions hereof, the Shares may be exchanged for the FS Shares at any time and from time to time during the Exchange Period (as defined below) by the Buyer, in whole or in part, by delivery of the certificate or certificates representing the Shares being exchanged together with a completed exchange notice in the form attached hereto as Exhibit A to the Company (with such modifications thereto as are required to conform to the provisions of this Section 2) at the Company's principal executive offices. The certificates representing the FS Shares shall be delivered by the Company to the Buyer within a reasonable time after the Buyer has properly exercised the Exchange Right. Such certificates shall be registered in the name of the Buyer and shall be in such denominations as may be requested by the Buyer. For purposes of this Agreement, "Exchange Period" means the period commencing on the date hereof and ending at the time that the Company no longer holds any FS Stock.

(c) Sale of FS Stock by the Company. In the event that the Company proposes at any time after the date hereof to sell, transfer or otherwise dispose of a number of shares of FS Stock such that, following such disposition, it would cease to own a sufficient number of shares of FS Stock to permit the Buyer to exercise his Exchange Right in full, then the Company shall give the Buyer 10 days prior written notice (a "Shortfall Notice") of such disposition, which Shortfall Notice shall set forth the amount of the Shortfall (as defined below) and the consideration to be received by the Company for each share of FS Stock (the "FS Stock Consideration"). Within 10 days of receipt of the Shortfall Notice, the Buyer, upon notice to the Company, shall either (i) elect to receive from the Company in exchange for the Excess Shares (as defined below), the amount of the FS Stock Consideration received by the Company multiplied by the amount of the Shortfall or (ii) forever waive the right to exchange the Excess Shares. For purposes of this Agreement, "Shortfall" means the difference between
(i) the number of shares of FS Stock to be owned by the Company following such disposition and (ii) the number of shares of FS Stock which the Buyer would be entitled to receive upon exchange of all his Shares and "Excess Shares" means the number of Shares which if exchanged would give rise to the Shortfall.

(d) Adjustment to Exchange Rate. If either the Company or Five Star, at any time during the Exchange Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of common stock into a greater number of shares, or combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of common stock into a smaller number of shares, then, after the date of record for effecting such subdivision or combination, the Exchange Rate in effect immediately prior to such subdivision will be proportionately increased or reduced.

(e) Consolidation or Merger of Five Star. In case the Company ceases to own the FS Stock as the result of the occurrence at any time during the Exchange Period of a merger, consolidation, or similar transaction involving Five Star (each, a "Five Star Event"), the Buyer shall have the right to acquire and receive upon the exchange of each Share, in lieu of the number of FS Shares into which such Share was exchangeable immediately prior to such Five Star Event, such shares of stock, securities, cash or assets as were issued or paid to the Company in the Five Star Event in exchange for such number of FS Shares.

(f) Distribution of Assets by Five Star. In case Five Star shall, at any time during the Exchange Period, declare or make any cash or other dividend or distribution to all holders of the FS Stock (each, a "Five Star Distribution"), then, upon the exchange of each Share, the Buyer shall be entitled to receive the amount of such cash or other assets as the Company receives in the Five Star Distribution with respect to the number of FS Shares into which such Share was exchangeable.

(g) Consolidation or Merger of the Company. In case the Buyer ceases to own the Shares as the result of the occurrence at any time during the Exchange Period of a merger, consolidation, or similar transaction involving the Company (each, a "Company Event"), the Buyer will have the right to acquire and receive upon the exchange of such shares of stock, securities, cash or assets as were issued or paid to the Buyer in the Company Event in exchange for each Share, the number of FS Shares into which such Share was exchangeable immediately prior to the Company Event.

(h) Distribution of Assets by the Company. In case the Company shall, at any time during the Exchange Period, declare or make any cash or other distribution to all holders of Common Stock (each, a "Company Distribution"), then, upon the exchange of each Share, the Buyer shall be required to also transfer back to the Company the amount of such cash or other assets as Buyer receives in the Company Distribution with respect to such Share.

(i) No Fractional Shares. No fractional shares of FS Stock are to be issued upon the exchange, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the relevant price of a share of FS Stock determined in good faith by the Board of Directors of the Company to represent the reasonable value of such fraction of a share of FS Stock.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as follows:

(a) Validity of Issuance of Shares. The Shares have been duly authorized and when issued in accordance with the terms hereof will be validly issued, fully paid, and nonassessable.

(b) Title to FS Shares. If the Buyer exercises the Exchange Right, the FS Shares will be transferred to the Buyer free and clear of any and all pledges, liens, encumbrances or security interests of every kind or nature (collectively, "Encumbrances"), other than Encumbrances resulting from the acts or failures to act of the Buyer.

(c) Organization. The Company (i) is a corporation validly existing and in good standing under the laws of the State of Delaware and (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged.

(d) Authority. The Company has the corporate power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by the Company.

(e) No Consent Required. No authorization, consent or approval of, or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement, or the taking of any action contemplated hereby, by the Company, except those that have been obtained or are available.

(f) No Violation. Neither the execution and delivery of this Agreement, nor compliance with any of the terms and provisions hereof, nor the consummation of any of the transactions herein contemplated will: (i) violate any law, regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to the Company, or (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument, to which the Company is a party or by which it may be bound or to which it may be subject, or (iii) violate any provision of any of the organizational documents of the Company.

(g) SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents, together with all exhibits, financial statements and schedules thereto required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") (all of the foregoing, whether heretofore or hereafter filed with the SEC since January 1, 2006 being hereinafter referred to as the "SEC Documents"). As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated herein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Company as follows:

(a) No Registration of the Shares. The Buyer understands that: (i) the Shares are being sold to the Buyer under certain exemptions from the registration provisions of the Securities Act of 1933 (the "Securities Act"); (ii) the Buyer is purchasing such Shares without being furnished any offering literature or prospectus; and (iii) the sale of the Shares has not been examined by the SEC or by any agency charged with the administration of the securities laws of any state or other jurisdiction. The Buyer represents and warrants that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto. The Buyer understands that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the Buyer in selling the Shares hereunder without having first registered such Shares under the Securities Act or under the securities laws of any state or other jurisdiction.

(b) Buyer Status. Buyer is an "accredited investor" as defined in Rule 501(a) under the Securities Act by reason of either having (i) an individual net worth, or joint net worth with his spouse, that exceeds $1 million at the date hereof or (ii) income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year.

(c) Investment Intent. The Buyer confirms that: (i) he understands that there are substantial restrictions on the transferability of the Shares and, accordingly, it may not be possible for him to liquidate his investment in the

Shares in case of emergency; and (ii) he is able to bear the economic risk of this investment in the Shares, to hold the Shares for an indefinite period of time, and currently to afford a complete loss of this investment. The Shares being acquired by the Buyer hereunder are being acquired in good faith solely for his own personal account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Buyer does not have any contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Shares being acquired hereunder, or any part thereof, and has no current plan to enter into any such contract, undertaking, agreement or arrangement. The Buyer understands that the legal consequences of the foregoing representations and warranties are that he must bear the economic risk of this investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act.

(d) Decision to Invest. The Buyer confirms that, in making his decision to invest in the Shares, he has relied solely upon independent investigations made by him or his representatives and advisors, and that he and such representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, management of the Company with respect to the Company and the Common Stock.

(e) Authority. The Buyer has the power to execute, deliver and carry out the terms and provisions of this Agreement.

(f) Title. If the Buyer exercises the Exchange Right, the Shares will be transferred to the Company free and clear of any and all Encumbrances, other than Encumbrances resulting from the acts or failures to act of the Company.

(g) No Consent Required. No authorization, consent or approval of, or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with, the execution, delivery and performance of any of this Agreement, or the taking of any action contemplated hereby, by the Buyer, except those that have been obtained or are available.

(h) No Violation. Neither the execution and delivery of this Agreement, nor compliance with any of the terms and provisions hereof, nor the consummation of any of the transactions herein contemplated will: (i) violate any law, regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to the Buyer, or (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance upon any of the property or assets of the Buyer pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument, to which the Buyer is a party or by which he may be bound or to which he may be subject.

5. Lock-Up.

(a) Lock-Up Period. The Buyer agrees that until the expiration of the Lock-Up Period (as defined below), he will not, without the prior written consent of the Board of Directors of the Company, directly or indirectly, (x) offer, pledge, hypothecate, sell, contract to sell, enter any agreement to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Shares or any FS Shares (collectively, the "Securities"), or (y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of any Securities, whether any such transaction is to be settled by delivery of the Securities or other securities, in cash or otherwise. For purposes of this Agreement, the Lock-Up Period shall mean the Term (as defined in the agreement, dated as of the date hereof, between Five Star and the Buyer (the "LF Agreement")); provided, however, that in the event of an Early Termination (as defined in the LF Agreement) pursuant to Section 9(c) of the LF Agreement, the Lock-Up Period shall end on the third anniversary of the date hereof. Upon request of the Buyer, at the end of the Lock-Up Period, the Company agrees to cause the legend relating to the lock-up to be promptly removed from any certificates representing the Securities.

(b) Registration Rights. Notwithstanding the provisions of Section 5(a), the Company agrees to grant to the Buyer certain registration rights pursuant to the registration rights agreement, dated as of the date hereof.

(c) Restrictive Legend. Each certificate for the Securities, and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT.

6. Purchase of Shares.

(a) Purchase Right. If on the last day of the Term (the "Put Date"), the Fair Market Value (as defined below) of the shares (the "LF Shares") of FS Stock issued to the Buyer pursuant to Section 4(b) of the LF Agreement is less than $280,000 minus the fair market value of any Five Star Distributions received by the Buyer with respect to the LF Shares ($280,000 minus such fair market value is hereinafter referred to as the "Buyback Price"), then subject to the terms and conditions of this Section 6 and provided that there was not an Early Termination pursuant to Section 8(c) of the LF Agreement, the Buyer shall have the right to require the Company to purchase all (but not less than all) of the LF Shares for the Buyback Price. The Buyer shall not have the right to require the Company to purchase the LF Shares if he has previously sold, transferred or otherwise disposed of any of the LF Shares. For purposes of this Agreement, "Fair Market Value" of the LF Shares means (i) if on the Put Date the FS Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the product of (A) the total number of LF Shares and (B) the average closing price of a share of FS Stock for the five trading day period ending with the trading day immediately prior to the Put Date (if there is no such reported closing price for any day during such period, the average of the highest bid and the lowest asked prices shall be used instead of the closing price for such day) or (ii) if on the Put Date the FS Stock is not listed on an established national or regional stock exchange and is not publicly traded on an established securities market, the value of the LF Shares as determined by the Board of Directors of the Company in good faith.

(b) Manner of Exchange. Subject to the provisions hereof, the Buyer may require the Company to purchase the LF Shares, by delivery of a notice (a "Purchase Notice"), to the Company within ten days of the Put Date, at the Company's principal executive offices requesting the Company to purchase the Shares.

(c) Closing. The closing of such purchase shall take place at 10:00 A.M., local time, at the principal executive offices of the Company, on the 30th business day after the date of delivery of the Purchase Notice or at such different date, different place, or both as the parties to such purchase agree in writing. Certificates representing the LF Shares to be purchased shall be delivered by the Buyer at the closing against payment. Each such certificate shall be endorsed in blank or have attached a duly executed stock power, in each case in proper form for transfer, with signatures guaranteed by a commercial bank, and with all applicable stock transfer tax stamps affixed thereto. By delivering the certificates at the closing, the Buyer shall be deemed to represent to the Company that he owns beneficially and of record all of the LF Shares, free and clear of any and all pledges, liens, encumbrances or security interests of every kind or nature and all the LF Shares are freely transferable by the Buyer, and are not subject to any voting trusts, proxies or other agreements relating to the voting or transfer thereof. The Company shall pay to the Buyer the Purchase Price by certified check or wire transfer of immediately available funds to an account designated in writing by the Buyer.

7. Miscellaneous.

(a) Further Actions At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

(b) Availability of Equitable Remedies. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

(c) Survival. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the sale of the Shares and any delivery of the Purchase Price by the Buyer, irrespective of any investigation made by or on behalf of any party.

(d) Modification. This Agreement and the Exhibit hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

(e) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth below (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 7(e)). Any notice or other communication shall be deemed given at the time of receipt thereof.

         If to the Buyer:           Leslie Flegel
                                    4951 Gulf Shore Boulevard
                                    PH 201
                                    Naples, FL 34103
                                    Fax: (239) 430-6873

         If to the Company:         National Patent Development Corporation
                                    777 Westchester Avenue
                                    White Plains, NY 10604
                                    Fax:  (914) 249-9745
                                    Attn:  President

(f) Waiver. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

(g) Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Buyer and his assigns, heirs, and personal representatives,.

(h) No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement

(i) Separability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(j) Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(k) Counterparts; Governing Law. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought only in the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan of the City of New York, and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         IN WITNESS WHEREOF, the Buyer have hereunto executed this Agreement the day and year first above written.

                                      NATIONAL PATENT DEVELOPMENT CORPORATION


                                      By:______________________________
                                          Name:
                                          Title:



                                      Leslie Flegel

                                    Exhibit A

                             FORM OF EXCHANGE NOTICE


To:      National Patent Development Corporation
         Attn:  President

         The undersigned hereby irrevocably exercises the right to exchange ________shares (the "Shares") of the common stock of National Patent Development Corporation, a Delaware corporation (the "Company"), for __________ shares (the "FS Shares") of common stock of Five Star Products, Inc., a Delaware corporation ("Five Star"). To the extent that the undersigned is surrendering a certificate or certificates representing shares of the Company in addition to the Shares, the Company shall deliver to the undersigned at the address set forth below a certificate representing such additional shares.

         The undersigned agrees not to offer, sell, transfer or otherwise dispose of any FS Shares, except as permitted by the terms of the Purchase Agreement, dated as of February __, 2007, between the undersigned and the Company (the "PA"). Capitalized terms not otherwise defined herein shall have the defined meanings specified in the PA.

         The undersigned requests that the Company issue and deliver, or cause its transfer agent to issue and deliver, to the undersigned physical certificates representing the FS Shares.

         The undersigned represents and warrants that:

          (a) The undersigned understands that: (i) the FS Shares are being sold to the undersigned under certain exemptions from the registration provisions of the Securities Act; (ii) the undersigned is purchasing the FS Shares without being furnished any offering literature or prospectus; and (iii) the sale of the FS Shares has not been examined by the SEC or by any agency charged with the administration of the securities laws of any state or other jurisdiction. The undersigned represents and warrants that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the FS Shares and of making an informed investment decision with respect thereto. The undersigned understands that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in selling the FS Shares hereunder without having first registered such FS Shares under the Securities Act or under the securities laws of any state or other jurisdiction.

         (b) The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Act by reason of either having (i) as individual net worth, or joint net worth with his spouse, that exceeds $1 million (or such different amount as may be specified in such rule on the date hereof) on the date hereof or (ii) income exceeding $200,000 (or such different amount as may be specified in such rule on the date hereof) in each of the two most recent years or joint income with a spouse exceeding $300,000 (or such different amount as may be specified in such rule on the date hereof) for those years and a reasonable expectation of the same income level in the current year.

         (c) The undersigned confirms that: (i) he understands that there are substantial restrictions on the transferability of the FS Shares and, accordingly, it may not be possible for him to liquidate his investment in the FS Shares in case of emergency; and (ii) he is able to bear the economic risk of this investment in the FS Shares, to hold the FS Shares for an indefinite period of time, and currently to afford a complete loss of this investment. The FS Shares being acquired by the undersigned hereunder are being acquired in good faith solely for his own personal account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The undersigned does not have any contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the FS Shares being acquired hereunder, or any part thereof, and has no current plan to enter into any such contract, undertaking, agreement or arrangement. The undersigned understands that the legal consequences of the foregoing representations and warranties are that he must bear the economic risk of this investment in the FS Shares for an indefinite period of time because the FS Shares have not been registered under the Securities Act.

         (d) The undersigned confirms that, in making his decision to invest in the FS Shares, he has relied solely upon independent investigations made by him or his representatives and advisors.

         (e) The Shares are being transferred to the Company free and clear of any and all Encumbrances, other than Encumbrances resulting from the acts or failure to act of the Company.







Dated:   __________, 20__


                                                             Leslie Flegel
                                            Address:
                                                     ------------------------